STARCO brands

BUSINESS UPDATE
JULY 2023

LEGAL DISCLAIMER

Disclaimer

These materials are presented for discussion and informational purposes only for use by Starco Brands, Inc. Corporation (the "Company") and those who have been furnished these materials by the Company. Under no circumstances may a copy, in any format, be shown, reproduced, transmitted or otherwise provided to any person other than the authorized recipients. By accepting this presentation, the recipient acknowledges that the Company considers this presentation and all information contained herein to include confidential, sensitive and proprietary information and agrees that it shall use reasonable precautions to keep this presentation and all information contained herein confidential and shall not use any such information for any purpose other than to gather additional information regarding the Company and for no other purpose.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "projects," "intends," "predicts," "potential," or "continue" or other comparable terminology. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation, except as required by law. Statements made in this presentation that are forward-looking in nature may involve risks and uncertainties. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, risks relating to consumer spending may decline or that U.S. and global macroeconomic conditions may worsen resulting in reduced demand for the Company's products, risks relating to changes in consumer preferences away from the Company's offerings, risks relating to the effectiveness and efficiency of the Company's advertising campaigns and marketing expenditures, including existing brands and the launch of new brands, which may not result in increased revenue or generate sufficient levels of brand name and program awareness, risks if the Company becomes subject to health or advertising related claims from its customers, competitors or governmental and regulatory bodies, and risks relating to increased competition from other nutrition providers. As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements.

This list of risks, uncertainties and other factors is not complete. We discuss some of these matters more fully, as well as certain risk factors that could affect our business, financial condition, results of operations, and prospects, in our Annual Report of Form 10-K for the fiscal year ended December 31, 2022, and in subsequent reports we file from time-to-time with the SEC, which are available to read at www.sec.gov. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the results of any revisions to the forward-looking statements made in this presentation.

Non-GAAP Adjusted EBITDA

Adjusted EBITDA, which is net loss adjusted for stock-based compensation, gain on disposal of property and equipment, gain on settlements, interest and other expense, net, depreciation of property and equipment, amortization of intangible assets, (recovery) provision for doubtful accounts, and provision for income taxes and certain other items that impact the periods presented. Adjusted EBITDA is provided so that investors have the same financial data that management uses to assess the Company's operating results with the belief that it will assist the investment community in properly assessing the ongoing performance of the Company for the periods being reported and future periods. The presentation of this additional information is not meant to be considered a substitute for measures prepared in accordance with U.S. GAAP. Because Adjusted EBITDA excludes some, but not all, items that affect net income (loss) and is defined differently by different companies, our definition of Adjusted EBITDA may not be comparable to similarly titled measures of other companies. For reconciliations of GAAP Net income (loss) to Adjusted EBITDA, see our reports we file from time-to-time with the SEC, which are available to read at www.sec.gov.

EXECUTIVE SUMMARY

- Net revenue has grown from $0.7 million in 2021 to projected $66 - $77 million in 2023

- Modern CPG company that has grown from 1 brand in 2020, to a current portfolio of 5 brands

- Post 3 acquisitions, Company has consolidated processes/positions, integrated functions, and eliminated redundancy

- Company has employed its *marketing playbook* to develop new impactful and efficient communication plans for its acquired brands resulting in unprecedented global awareness

LEADERSHIP TEAM



ROSS SKLAR
FOUNDER, CHAIRMAN & CEO



DARIN BROWN
CHIEF OPERATING OFFICER



DAVID DREYER
CHIEF MARKETING OFFICER



KEVIN ZACCARDI
INTERIM CHIEF FINANCIAL OFFICER

Successful track record inventing, manufacturing, marketing, distributing and acquiring consumer products.

COMPETITIVE MOATS

- Cross-Category Capabilities
- Dedicated Manufacturing
- Game Changing Technologies
- Disruptive Marketing
- M&A and Deal Making Expertise

BEHAVIOR CHANGING TECHNOLOGIES THAT LEAD TO

POWER BRAND CREATION

A PORTFOLIO OF BEHAVIOR-CHANGING BRANDS




AOS


SKYLAR




delish
theater style
popcorn seasoning spray

	WHIPSHOTS	ART OF SPORT	SKYLAR	SOYLENT	WINONA
	THE WORLD'S ONLY VODKA. INFUSED WHIPPED. CREAM.	THE WORLD'S FIRST ALL - ENCOMPASSING SPORTS BRAND	THE ONLY HYPOALLERGENIC FRAGRANCE SAFE FOR SENSITIVE SKIN	THE WORLD'S MOST PERFECT FOOD	FIRST-EVER, POWERED BY AIR POPCORN SPRAY
FY 23 (1) Revenue %	14%	2%	14%	65%	5%

1) Management estimates for FY 23

BRAND ACQUISITION AND INVENTION TIMELINE

WINONA®
PURE
(Invented December '19)[1]


delish
MOVIE
THEATER
FLAVOR*

2019

ART OF SPORT
(Acquired September '22)



SKYLAR
CLEAN BEAUTY
(Acquired December '22)



2022

2021



(Invented December '21)
WHIPSHOTS™

2023



(Acquired February '23)
soylent

1. Initially acquired but ultimately reinvented by the Starco team.

Post-Acquisition Organization

THE POWER OF ONE

CONSOLIDATION • INTEGRATION • AMPLIFICATION

POST ACQUISITION UPDATE

Since the acquisition of Soylent in February 2023, Starco brands has focused on building value within the newly acquired brands through rebuilding the pipeline of retail revenue, stabilizing ecommerce base, and integration across all companies.

Through the integration of Soylent, Skylar, and AOS, we have found many overlapping opportunities which has enabled us to optimize and expand our ecommerce presence while leveraging our fixed costs and infrastructure for long term growth.

As a management team, we have refocused our strategy on becoming more efficient with resources across the organization and diversifying marketing spend to increase out of home brand awareness and doubling down on innovation as we plan to grow organically long term 6-10%.

2023 MILESTONES

January 2023

Starco Brands announces it had sold over **130K cases (60K in Q4)** and broke 1 million Whipshots cans in 2022.

Starco Brands **acquires Skylar Clean Beauty** from Upfront Ventures, a pioneer in prestige hypoallergenic fragrances distributed online and through Sephora, Nordstrom and others.


Whipshots shifts more than 60,000 cases in Q4
WHIP IT LOUD
THE SPIRITS BUSINESS


STARCO BRANDS SNAPS UP SKYLAR
STARCO brands
ACQUIRES
SKYLAR
GLOBAL COSMETICS NEWS®


CONSUMER PRODUCTS > FEATURED
Starco Continues M&A Spree with Acquisition of Soylent
soylent

February 2023

Starco Brands announced the **acquisition of complete nutrition pioneer Soylent**, maker of meal replacements drinks, high protein beverages, powders and bars from Google Ventures, Andreeseen Horwitz and the Production Board.


Shots of Pleasure

Whipshots launched its **Valentine's campaign** featuring global icon **Dr. Ruth Westheimer** and had earned media impressions of approximately 400M earned media impressions in 72 hours

2023 MILESTONES


WHIP SHOTS
THANK YOU!

March 2023

Whipshots® announced over **two million cans sold** since its December 2021 launch.


soylent
meijer

With Starco Brands focusing on growing its retail business, **Soylent expands distribution at Meijer** to offer its plant-based nutrition shakes in 260 stores.


WHIPSHOTS


People
COSMOPOLITAN
hypebae

May 2023

Whipshots launches a new **limited-edition Lime flavor** for summer at its launch party in Santa Monica with Cardi B. This media event garnered over 2 billion earned media impressions globally in 72 hours that allowed the Company to pre-sell and sell out of all 170K units produced.

2023 MILESTONES


BREAKING NEWS
Skylar's 'Boardwalk Delight' Eau de Parfum Launches to Record Success at Sephora
The company's third new scent in 2023 sold out in 10 days.
happi

June 2023

Skylar's Boardwalk Delight eau de parfum launched and **sold out at Sephora in 10 days**, becoming the brand's most popular introduction yet.


SIP AWARDS
2023
PLATINUM
Best of Class
CONSUMERS' CHOICE AWARD
2023
SIP AWARDS
CONSUMER EVALUATED
SIP AWARDS
INNOVATION AWARD
WORLD SPIRITS COMPETITION
2023

Whipshots racks up **three prestigious medals** in the [2023 SIP Awards], the internationally recognized consumer judging spirits competition, after having received a "Rising Star Award" in [Beverage Dynamics' 2023 Growth Brands Awards] and four medals in the [2023 DB & SB Spring Blind Tasting] as part of the Global Spirits Masters Competition.

Skylar launches an **exclusive collaboration** with the Amazon Prime Video series hit ***Summer I Turned Pretty***


SKYLAR
CLEAN BEAUTY
THE SUMMER I TURNED PRETTY
prime
JULY 14
New Season

2023 MILESTONES


NOW SERVING
WHIPSHOTS

WWW.STARCOBRANDS.COM

June 2023

Whipshots announced a **partnership with AMC**, the nation's largest movie theatre chain, that includes both distribution of its Whipshots at bars within AMC as well as brand awareness marketing support on the big screen during previews;


Amazon's Choice
Creamy Chocolate
soylent
12 PACK
20g Plant Protein
1g Sugar

Soylent announced that it had secured **Amazon's #1 spot** in the Ready-to-Drink Meal Replacement Category

Soylent launches its ***World's Most Perfect Food*** **campaign**


soylent
the world's most perfect food.


the world's most perfect food.

AMPLIFICATION - WHIPSHOTS


WHIP SHOTS
WHIP IT,
BEACHES


WHIPSHOTS


WHIPSHOTS


WHIPSHOTS



People

Cardi B Steps Out in Colorful Catsuit for Summer Cocktails Event

THE SPIRITS BUSINESS

Cardi B reveals Whipshots Lime

COSMOPOLITAN

Cardi B looks like a country star with XXL blonde Dolly Parton-esque curls

Jay OK après crash 'n' burn

Page Six

Rolling Stone

Cardi B Teases New Projects on the Horizon: 'Fans Can Expect a Lot From Me This Summer'

The Hollywood Reporter

Cardi B Unveils New Whipshots Summer Flavor in Santa Monica: 'Everything About Me Is Fun'

hypebae




WHIP SHOTS

2 BILLION EARNED MEDIA IMPRESSIONS

AMPLIFICATION - SKYLAR

'Boardwalk Delight' Eau de Parfum Launches to Record Success at Sephora, Becoming Skylar's Most Popular Introduction Yet

- *The company's third new scent in 2023 sold out in just ten days.*
- *Ten Skylar fragrances are now sold through the industry's leading beauty retailer.*


SKYLAR


SKYLAR
SKYLAR
SKYLAR
SKYLAR

InStyle

NEWS CELEBRITY BEAUTY LIFESTYLE FASHION WELLNESS SHOPPING ABOUT US

BEAUTY > FRAGRANCE

I Replaced All of My Perfumes With These 6 Fresh, Elevated Scents From a Hypoallergenic Brand

Skylar's perfumes are sensitive skin-friendly.

We independently evaluate all recommended products and services. If you click on links we provide, we may receive compensation. Learn more


SKYLAR

CELEBRITY NEGOTIATIONS


3X SOLD OUT
SKYLAR
Available now at SEPHORA.com


SKYLAR


SKYLAR
Practice safe scent.
SKYLAR
Practice safe scent.
SKYLAR
Practice safe scent.

FPO - NEW CAMPAIGN BREAKING Q3

AMPLIFICATION - SOYLENT


the world's most perfect food.
now available at


soylent
soylent
soylent
soylent
soylent
the world's most perfect food.


the world's most perfect food.
Is it?
Breakfast?
Lunch?
Dinner?
Yes.


soylent
the world's most perfect food.

WWW.STARCOBRANDS.COM

QUARTERLY REVENUE


$12
$10
$8
$6
$4
$2
$0
0
0.2
0.1
0.2
0.9
1.2
1.7
4.0
11.1
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023

Reported Q1 2023 Net Revenue was $11.1 million (+1133% vs. prior year and +178% growth vs. Q4 2022) which was primarily driven by the acquisition of Soylent

Net Revenue in Q1 2023 includes partial revenue for Soylent due to the acquisition taking place on February 14th. Soylent is now the largest revenue contributor within Starco Brands portfolio

2023 FULL YEAR OUTLOOK



$80
$70
$60
$50
$40
$30
$20
$10
$0
1.4
0.7
7.8
66-77
FY 20 Actual
FY 21 Actual
FY 22 Actual
FY 23 Projected

Reported Net revenue is projected to between $66- $77 million for FY 23, this represents growth of approximately +746%- 887% growth compared to FY22

Key drivers of revenue growth are mainly driven through acquisition of Soylent in February 2023, Skylar in December 2022, and Art of Sport in September 2022 with Whipshots continuing to scale

2023 ADJUSTED EBITDA



$12
$10
$8
$6
$4
$2
$0
-$2
-$4
-$6
-$8
-$10
(7.9)
(2.6)
2.7
7- 9
FY 20 Actual
FY 21 Actual
FY 22 Actual
FY 23 Projected

Adjusted EBITDA (1) for FY 23 is projected to grow to between $7-$9 million (~10%-12% of net sales). This represents approx +159%- 233% growth compared to prior year driven by improved cost management and added margins from pricing and product mix optimization

1) Adjusted EBITDA includes historical EBITDA for acquired entities The Company provides Adjusted EBITDA guidance, rather than net income guidance, due to the inherent unpredictability of forecasting certain types of expenses such as stock-based compensation and income tax expenses, which affect net income but not Adjusted EBITDA. The Company is unable to reasonably estimate the impact of such expenses, if any, on net income. The inability to project certain components of the calculation would significantly affect the accuracy of a reconciliation. Accordingly, the Company does not provide a reconciliation of projected net income to projected Adjusted EBITDA

2023 EBITDA RECONCILIATION

	FY 20 Actual	FY 21 Actual	FY 22 Actual
Net income (loss)	0.5	(2.3)	1.0
Net income (loss) attributable to non-controlling interest	-	(0.1)	0.2
Net income (loss) attributable to Starco Brands	**0.5**	**(2.3)**	**0.8**
Historical Net income (loss) from acquired entities	(8.9)	(0.8)	(2.6)
Adjusted Net Income to include net income from acquired entities	**(8.4)**	**(3.1)**	**(1.8)**
M&A Transaction Expense	-	-	4.0
Interest	0.2	0.4	0.4
Depreciation & Amortization	0.2	0.1	0.1
Adjusted EBITDA	**(7.9)**	**(2.6)**	**2.7**

As we look at **adjusted EBITDA** on a non prorated basis and add back the costs of acquisition for the three acquired companies, we are projecting our adjusted EBITDA to be between $7.0 and $9.0 million in FY 23.

STARCO
brands